STRATTON MUTUAL FUNDS

                       Stratton Growth Fund, Inc.
                Stratton Monthly Dividend REIT Shares, Inc.
                        The Stratton Funds, Inc.


                   Supplement dated February 20, 2003
                    to Prospectus dated May 1, 2002

This supplement provides new information and replaces any contrary information contained in the Prospectus dated May 1, 2002 for the Stratton Mutual Funds.

At the Stratton Mutual Funds Board of Directors Meeting held on December 10, 2002, the Board of Directors of The Stratton Funds, Inc., including a majority of the disinterested Directors, approved a change in the investment objective of the Stratton Small-Cap Value Fund to become effective on or about May 1, 2003. The table below summarizes the change in the investment objective.

CURRENT INVESTMENT OBJECTIVE                     NEW INVESTMENT OBJECTIVE

The fund seeks long-term dividend                The fund seeks long-term
income and capital appreciation.                 capital appreciation.







                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
              WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL
                    INFORMATION FOR FUTURE REFERENCE.